INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Income Before Income Taxes

The sources of Income from operations before income taxes are as follows:

(In millions)	2024	2023	2022
United States	$1,948	$1,398	$1,528
Foreign	326	601	2,295
Total	$2,274	$1,999	$3,823
Provision for Income Taxes

The income tax expense (benefit) consisted of the following components:

(In millions)	2024	2023	2022
Current:
United States:
Federal	$920	$361	$405
State	120	110	106
Foreign	374	293	211
	1,414	764	722
Future:
United States:
Federal	(90)	(135)	(10)
State	(13)	(28)	(26)
Foreign	(249)	(80)	(70)
	(352)	(243)	(106)
Income tax expense	$1,062	$521	$616

Reconciliation of Effective Income Tax Rate

The differences between the effective income tax rate and the statutory U.S. federal income tax rate are as follows:

	2024	2023	2022
Statutory U.S. federal income tax rate	21.0%	21.0%	21.0%
State income tax	2.4	2.4	1.4
Taxes on international activities	(0.2)	4.9	(0.9)
CCR divestiture impact	(2.0)	—	—
VCS reorganization impact	28.6	—	—
TCC acquisition impact	—	—	(4.7)
Other	(3.1)	(2.2)	(0.7)
Effective income tax rate	46.7%	26.1%	16.1%

The effective tax rate for the year ended December 31, 2024 was higher than the Company's statutory U.S. federal income tax rate. The increase was primarily driven by a net tax charge of $650 million related to a re-organization of the VCS Business and a non-deductible loss of $86 million on the mark-to-market valuation of the Company's window forward contracts associated with the expected cash outflows of the Euro-denominated purchase price of the VCS Business, partially offset by the lower effective tax rate on the $318 million gain on the sale of CCR and $44 million of foreign tax credits generated and utilized in the current year.

The effective tax rate for the year ended December 31, 2023 was higher than the Company's statutory U.S. federal income tax rate. The increase was primarily driven by a net tax charge of $27 million relating to the re-organization and disentanglement of the CCR businesses in advance of the planned divestiture. In addition, the effective tax rate was impacted by the recognition of a deferred tax liability for withholding tax of $19 million on repatriated foreign earnings, non-deductible divestiture-related costs and a non-deductible loss of $96 million on the mark-to-market valuation of the Company's window forward contracts associated with the expected cash outflows of the Euro-denominated purchase price of the VCS Business.

The effective tax rate for the year ended December 31, 2022 was lower than the Company's statutory U.S. federal income tax rate. The decrease was driven by a lower effective tax rate on the $705 million non-cash gain resulting from the recognition of the Company's previously held TCC equity investments at fair value upon acquisition of TCC, a lower effective tax rate on the $1.1 billion Chubb gain and $45 million of foreign tax credits generated and utilized in the current year.
Deferred Tax Assets and Liabilities

Future income taxes represent the tax effects of transactions, which are reported in different periods for tax and GAAP purposes. These amounts consist of the tax effects of differences between tax and GAAP that are expected to be reversed in the future and tax carryforwards. Future income tax benefits and obligations within the same tax paying component of a particular jurisdiction are offset for presentation in the Consolidated Balance Sheet.

The tax effects of temporary differences and tax carryforwards which give rise to future income tax benefits and obligations as of December 31, 2024 and 2023, are as follows:

(In millions)	2024	2023
Future income tax benefits:
Insurance and employee benefits	$142	$155
Other assets basis differences	576	413
Other liabilities basis differences	674	531
Tax loss carryforwards	178	159
Tax credit carryforwards	1,404	1,332
Valuation allowances	(1,442)	(1,372)
Future income tax benefits	$1,532	$1,218

Future income tax obligations:
Goodwill and intangible assets	$(1,769)	$(401)
Other asset basis differences	(381)	(389)
Future income tax obligations	$(2,150)	$(790)

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards and certain foreign temporary differences to reduce future income tax benefits to expected realizable amounts.

Changes to valuation allowances consisted of the following:

(In millions)
Balance as of January 1, 2022	$90
Additions charged to income tax expense	18
Reduction credited to income tax expense	(22)
Other adjustments	14
Reclassified to held for sale	(17)
Balance at December 31, 2022	$83
Additions charged to income tax expense	27
Reduction credited to income tax expense	(22)
Other adjustments (1)	1,303
Reclassified to held for sale	(19)
Balance at December 31, 2023	$1,372
Additions charged to income tax expense	46
Reduction credited to income tax expense	(41)
Other adjustments	65
Balance as of December 31, 2024	$1,442
(1) See discussion below regarding the Swiss tax credit.
Tax Credit and Loss Carryforwards

As of December 31, 2024, tax credit carryforwards and tax loss carryforwards were as follows:

(In millions)	Tax Loss Carryforwards	Tax Credit Carryforwards
Expiration period:
2025-2029	$525	$15
2030-2034	21	1,375
2035-2044	77	—
Indefinite	457	14
Total	$1,080	$1,404

The Company assesses the realizability of its deferred tax assets on a quarterly basis through an analysis of potential sources of future taxable income, including prior year taxable income available to absorb a carryback of tax losses, reversals of existing taxable temporary differences, tax planning strategies and forecasts of taxable income. The Company considers all negative and positive evidence, including the weight of the evidence, to determine if valuation allowances against deferred tax assets are required. The Company maintains valuation allowances against certain deferred tax assets.

In conjunction with the announced portfolio transformation, the Company is implementing changes to its corporate structure, including intra-entity transfers of certain intellectual property to a subsidiary in Switzerland. During 2025, the Company will begin transferring certain intellectual property from wholly-owned legal entities to the Swiss subsidiary. During 2023, the Company’s Swiss subsidiary was granted a tax credit of approximately $1.3 billion that is available to offset cantonal income tax liability over a ten-year period. As the Company is in the preliminary stages of the reorganization, a full valuation allowance was recorded against this tax credit. As operations in the Swiss subsidiary expand in future years it will be necessary to reassess the estimated realizable tax benefit associated with the tax credit.

Unrecognized Tax Benefits

As of December 31, 2024, the Company had unrecognized tax benefits of $365 million, all of which, if recognized, would impact its effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and related interest expense is as follows:

(In millions)	2024	2023	2022
Balance at beginning of period	$382	$291	$251
Additions for tax positions related to the current year	34	37	34
Additions for tax positions of prior years (1)	30	81	32
Reductions for tax positions of prior years	(7)	—	(13)
Settlements	(68)	(27)	(13)
Reclassified to other accounts	(6)	—	—
Balance at end of period	$365	$382	$291
Gross interest expense related to unrecognized tax benefits	$19	$18	$16
Total accrued interest balance at end of period	$57	$64	$48
(1) Includes $73 million during the year ended December 31, 2023, related to acquisitions.
The Company conducts business globally and, as a result, the Company and its subsidiaries file income tax returns in the U.S. federal, various state and foreign jurisdictions. In certain jurisdictions, the Company's operations were included in UTC's combined tax returns for the periods through the date of the Separation and Distribution. The IRS finalized the examination of UTC's tax years 2017 and 2018 resulting in the recognition of a tax benefit of $21 million in the first quarter of 2024. The IRS examination of UTC's tax year 2020, which Carrier was included in through the date of Separation and Distribution, is expected to conclude in 2025. The U.S. Federal statute of limitations for Carrier's tax year ending on December 31, 2020 expired during the three months ended December 31, 2024 resulting in a recognized tax benefit of $8 million. The IRS has begun an examination of Carrier's tax year 2022 with the examination in an early stage. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including the U.S., Australia, Belgium, Canada, China, France, Germany, India, Italy, Malaysia, Poland, Singapore, Spain, and the United Kingdom. The Company is no longer subject to U.S. federal income tax examination for years prior to 2020 and, with few exceptions, is no longer subject to U.S. state and local and foreign income tax examinations for tax years before 2013.

In the ordinary course of business, there is inherent uncertainty in quantifying the Company's income tax positions. The Company assesses its income tax positions and records tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the reporting date. The Company believes that it is reasonably possible that a net decrease in unrecognized tax benefits of $10 million to $40 million may occur within 12 months as a result of additional uncertain tax positions, the revaluation of uncertain tax positions arising from examinations, appeals, court decisions or the closure of tax statutes.

In October 2021, the Organization for Economic Co-operation and Development ("OECD")/G20 finalized the significant components of a two-pillar global tax reform plan, which has now been agreed to by the majority of OECD members. Pillar One allows countries to reallocate amongst other taxing jurisdictions a portion of residual profits earned by multinational enterprises ("MNE"), with annual global revenue exceeding €20 billion and a profit margin over 10%. The adoption of Pillar One and its potential effective date remain uncertain. Pillar Two requires MNEs with annual global revenue exceeding €750 million to pay a global minimum tax of 15%. On January 13, 2025, the OECD published additional administrative guidance on Pillar Two regarding deferred tax accounting for loss carryforwards and tax credits. The Company is evaluating the impact this additional guidance may have on the utilization of the income tax credit generated by the Company's Swiss subsidiary as discussed above.

As a result of the Tax Cuts and Jobs Act ("TCJA"), the Company no longer intends to reinvest certain undistributed earnings of its international subsidiaries including some earnings which have been previously taxed in the U.S. As such, the Company has recorded tax liabilities associated with the future remittance of these earnings. For the remainder of the Company's undistributed international earnings, unless it becomes tax effective to repatriate, the Company intends to continue to permanently reinvest these earnings. As of December 31, 2024, such undistributed earnings were approximately $11.5 billion, excluding other comprehensive income amounts. It is not practicable to estimate the amount of tax that might be payable on the remaining amounts. In addition, the TCJA subjects the Company to a tax on global intangible low-taxed income ("GILTI"). GILTI is a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations which the Company has elected to account for as a period cost.